Exhibit 99.1 Corporate Presentation Sept 2024

Forward-looking Statement This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, the future development and commercialization of SPR720 and SPR206; the potential number of patients who could be treated by SPR 720 and tebipenem HBr and market demand for SPR720 and tebipenem HBr generally; the potential regulatory path forward for tebipenem HBr, the potential approval of tebipenem HBr by the U.S. Food and Drug Administration (FDA) and the timing thereof; the potential commercialization of tebipenem HBr and its future value, the potential receipt of milestone payments and royalties on future sales of tebipenem HBr under the GlaxoSmithKline Intellectual Property (No. 3) Limited (GSK) license agreement; the effectiveness of tebipenem HBr and its potential impact on healthcare resource utilizations; the anticipated shift in treating patients from intravenous to oral administration; the initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs, including management’s assessment of such results; the timing of the availability of data from the Company’s clinical trials; the timing of the Company’s filings with regulatory agencies; product candidate benefits; competitive position; business strategies; potential growth opportunities; potential market size; projected costs and the availability of additional non-dilutive funding from governmental agencies beyond any initially funded awards. In some cases, forward- looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this presentation are forward- looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including whether the FDA will ultimately approve tebipenem HBr and, if so, the timing of any such approval; whether the FDA will require any additional clinical data or place labeling restrictions on the use of tebipenem HBr that would add costs for the Company, delay approval and/or reduce the commercial prospects of tebipenem HBr; the Company’s need for additional funding; the lengthy, expensive, and uncertain process of clinical drug development; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the ability to develop and commercialize the Company’s product candidates, if approved; the Company’s ability to retain key personnel; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials and whether preliminary data from the Company’s clinical trials will be predictive of final results from such trials; the Company’s dependence on raising capital and whether the Company’s product candidates will advance through the preclinical development and clinical trial process on a timely basis, or at all, taking into account such factors as the effects of possible regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, clinical trial design, clinical data requirements and clinical outcomes; whether the results of such clinical trials will warrant submission for approval from the FDA or equivalent foreign regulatory agencies; decisions made by the FDA and equivalent foreign regulatory agencies with respect to the development and commercialization of the Company’s product candidates; the commercial potential of the Company’s product candidates; the Company’s ability to obtain adequate third-party reimbursement for its product candidates; whether the Company will satisfy all of the pre-conditions to receipt of the milestone payments under its various license and collaboration agreements; the Company’s ability to implement its strategic plans; the Company’s ability to obtain, maintain and enforce intellectual property and other proprietary rights for its product candidates; the risks and uncertainties related to market conditions; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” section of the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (SEC), and risks described in other filings the Company may make with the SEC in the future. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. 2

Developing Therapies for Rare and Multi-drug Resistant Infectious Diseases

Diversified clinical stage portfolio

- Indications with high unmet need in addressable patient populations
- Late-stage development pipeline
- Focused on oral, small molecule drugs
- Orphan drug and/or QIDP designations
- Strong global intellectual property

SPR720, positioned for near-term inflection

- Potential novel, oral, first-line treatment for non-tuberculous mycobacterial pulmonary disease (NTM-PD)
- Rare disease with ~245,000 diagnosed patients in developed markets[1]
- No first-line therapies approved
- Proof-of-concept data anticipated in 4Q 2024

Supported by world class partnerships

- Partnership milestones, cash and cash equivalents are expected to provide runway into late 2025

SPERO THERAPEUTICS

NTM-PD: non-tuberculous mycobacterial pulmonary disease; QIDP: qualified infectious disease product
1.Winthrop KL, et al. Ann Am Thorac Soc 2020; 17:178-85 and Spero internal analysis.

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Maturing Pipeline with Differentiated Clinical Assets Asset Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestone Wholly Owned SPR720 First-line Preliminary Data NTM-PD (4Q 2024) Partnered Assets Tebipenem HBr Complete Enrollment cUTI (2H 2025) Worldwide Rights (ex. Asia) SPR206 1 HABP/VABP Initiate Phase 2 China OUS, ex. China Spero Retains Rights in United States Non-dilutive Funding Alliances NTM-PD: non-tuberculous mycobacterial pulmonary disease; cUTI: complicated urinary tract infection; HABP: hospital-acquired bacterial pneumonia; VABP: ventilator-associated bacterial pneumonia 4 1. Contingent on non-dilutive funding availability.

SPR720 Oral Antibiotic for Non-Tuberculosis Mycobacterium Pulmonary Disease (NTM-PD)

NTM-PD: Chronic Debilitating Disease with Significant Patient Burden Patient with existing structural lung damage Exposure to NTM species Presentation of signs and symptoms of NTM-PD 1 2 3 and/or immunocompromised status Fatigue 83% Cough 78% Select pre-existing indications M. avium complex (80-85%)* include: Sputum (phlegm) 67% Short of breath 65% Additional species, including M. abscessus Bronchiectasis Night sweats 54% Fever 44% COPD Hemoptysis 29% Cystic fibrosis Weight loss 3.7 ± 5.2 kg Worsening of lung damage First-line treatment options include 6-12 4 5 High-Resolution CT Scans (HRCT) Confirms NTM-PD diagnosis and severity months (or more) on a combination of antibiotics, including a macrolide Drug-resistance &/or exacerbations 6 eventually leads to 5-yr all-cause 1,2 mortality rate of ~35% NTM: non-tuberculous mycobacteria; NTM-PD: NTM pulmonary disease; *SPR720 is being developed for MAC NTM-PD. 6 1. Marras TK, et al. Respir Med 2018; 145:80-88. 2. Kim RD, et al. Am J Respir Crit Care Med 2008; 178:1066-74; mortality rate represents midpoint of published range.

High Unmet Need in First-Line Patients With Long Treatment Duration, and Lack of Efficacy and Tolerability from Current Treatment Options

Rare Disease with High Unmet Need

~245,000 diagnosed patients in developed markets[1]	~35% Five-year all-cause mortality rate[2]	Chronic condition requiring long-term treatment

Current SOC Treatments Have Severe Limitations

Poor outcomes driven by emergence of resistance	Safety & tolerability concerns & high rate of treatment drop-offs	~50% of treated patients experience infection recurrence[3]

No Approved First-Line Treatment

Off-label use of • Azithromycin • Ethambutol • Rifampin	Inhaled amikacin in Phase 3 trial	**No other oral agent in clinical development**



Inhaled amikacin approved for refractory (2L) patients; 1.Winthrop KL, et al. Ann Am Thorac Soc 2020; 17:178-85 and Spero internal analysis. 2.Kim RD, et al. Am J Respir Crit Care Med 2008; 178:1066-74; mortality rate represents midpoint of published range 3. Hamed KA and Tillotson G. Expert Rev Respir Med 2023;17:973-88.

SPERO THERAPEUTICS 7

SPR720, An Oral, Small Molecule Gyrase B Inhibitor in Development to Address Unmet Patient Need in First-line Setting

- ✓ Potency against multiple NTM pathogens, such as MAC (including macrolide-resistant MAC) and M. abscessus[1]
- ✓ Novel mechanism of action for NTM-PD not exploited by current antibiotics
- ✓ No evidence of cross resistance against marketed antibiotics[1]
- ✓ Low propensity for selection of resistance[2]
- ✓ Data support potential for efficacy, lung macrophage penetration, and safety/tolerability
- ✓ May be administered with or without food
- ✓ Composition of matter patent into 2032
- ✓ Granted Orphan Drug, QIDP and Fast Track designations



Oral absorption
O
O–P–OH
OH
N
N
F
N
NH
O
O
NH
NH
OH
N
N
F
N
NH
O
O
NH
NH

SPR720

Phosphate ester prodrug

SPR719

Active moiety

SPERO THERAPEUTICS

M.: *Mycobacterium*; MAC: *Mycobacterium avium* complex; NTM: non-tuberculous mycobacteria; SOC: standard of care; QIDP: qualified infectious disease product
1. Brown-Elliott BA, et al. Antimicrob Agents Chemother. 2018; 62:e01503-18. 2. Aragaw WW, et al. Microbiol Spectr 2022;10:e0132121.

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SPR720's Novel Mechanism of Action Not Exploited by Existing Antibiotics for NTM-PD

1. ***SPR720/719*** targets DNA gyrase (GyrB subunit), a critical enzyme for DNA replication and RNA transcription[1]



DNA gyrase
DNA replication
mRNA transcription
SPR720/719

2. ***Azithromycin (AZM)*** disrupts ribosomal activity; AZM blocks passage of growing peptide & RNA through ribosome



Peptide
Ribosome
AZM

3. ***Ethambutol (EMB)*** disrupts Arabinogalactan formation, a critical cell wall component



Arabinosyl transferase
Arabinose
ethambutol
Arabinogalactan



1 DNA replication and transcription
2 Translation
mRNA
Ribosomes
3 Cell wall production and integrity
Arabinogalactan
Critical component of mycobacterial cell walls

Novel target and differentiated MOA potentially position SPR720 to improve current SOC regimen

SPERO THERAPEUTICS

1. Winthrop KL, et al. Expert Rev Anti Infect Ther 2023; 21:1177-87.

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SPR719 Inhibits Growth of MAC Isolates at Lower Concentrations (MICs) than SOC Agents in vitro MIC 90% MAC organism (n) Agent (µg/mL) SPR719 2 Amikacin 64 Low MIC values for SPR719 M. avium (12) Clarithromycin 8 90 suggest consistent activity Linezolid 64 against most clinically Moxifloxacin 8 important NTM species SPR719 2 Amikacin >64 Low variability in MIC values 90 M. intracellulare (19) Clarithromycin >64 across species support thesis Linezolid 64 that SPR719 has a novel mechanism with minimal Moxifloxacin 8 pre-existing drug resistance SPR719 1 Amikacin 32 MAC-X (10) Clarithromycin 4 Linezolid 64 Moxifloxacin >8 MIC : minimum inhibitory concentration at which 90% of isolates were inhibited; NTM: non-tuberculous mycobacteria; SPR719 is the active moiety of the prodrug SPR720 and is used for in vitro testing. 90 10 Brown-Elliott BA, et al. Antimicrob Agents Chemother 2018; 62:e01503-18. SPR720, Investigator Brochure Edition 5; 07Apr2022, on file with Spero

In Vivo Murine Data Demonstrate Increased Potency When Combined with SOC Agents

SPR720 as monotherapy and in combination with SOC agents

- SPR720 active as monotherapy with evidence of dose response
- Demonstrates improved efficacy when used in combination with SOC agents



SPR720
Monotherapy
CLR +/- EMB
+/-SPR720
Untreated
8
6
4
2
Log10 CFU in the Lung
D60
10 QD
30 QD
50 BID
100 QD
SPR720 (mg/kg/day)
CLR
CLR 720₃₀
CLR EMB
CLR EMB 720₃₀

SPERO THERAPEUTICS
BID: twice daily; CFU: colony forming units; CLR: clarithromycin; EMB: ethambutol; SOC: standard of care; QD: once daily
Cotroneo N, et al. J Antimicrob Chemother 2024; doi: 10.1093/jac/dkae046. Online ahead of print.
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Phase 1 SAD/MAD Study in 96 HV: Favorable Safety/Tolerability Profile • SAD (100 to 2000 mg) • MAD evaluated over 7 days (500, 1000 and 1500 mg) and over 14 days (500 and 1000 mg) • Dose-dependent increase in plasma exposure observed • No SAEs reported; generally well tolerated at doses up to 1000 mg • One discontinuation of study drug at 1500 mg dose: Grade 2 pancreatic enzyme elevation that was asymptomatic, monitorable and reversible SPR720 is Generally Well-tolerated with Predicted Therapeutic Exposures Attainable with 500 to 1000 mg HV: Healthy Volunteers; GI: gastrointestinal; MAD: multiple ascending dose; SAD: single ascending dose; SAE: serious adverse event 12 Talley AK, et al. Antimicrob Agents Chemother 2021; 65:e0120821.

SPR720 Plasma Concentration Increases with Dose Escalation; No Clinically Significant Food Effect Observed

Phase 1 SAD/MAD study



A
Mean SPR719 Plasma Concentration (ng/mL)
10000
1000
100
10
1
0
1
2
4
8
12
24
36
48
Time After Dose (hours)
100 mg fasted
250 mg fasted
500 mg fasted
1500 mg fasted
2000 mg fasted
500 mg elderly FED
B
Mean SPR719 Plasma Concentration (ng/mL)
10000
1000
100
10
1
0
1
2
4
8
12
24
36
48
Time After Dose (hours)
1000 mg fasted
1000 mg fed

Mean plasma concentration-time curves following single ascending dosing (SAD) of SPR720

SPERO THERAPEUTICS

SAD: single ascending dose. N=6 per group
Talley AK, et al. Antimicrob Agents Chemother 2021; 65:e0120821.

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SPR720 Aims to be the Foundation of First-line Combination Regimen for NTM-PD Therapeutic Landscape Challenges SPR720 Differentiation ❑ No approved oral therapy for newly ✓ SPR720 is the only oral agent in clinical diagnosed symptomatic patients, the development for first-line treatment of NTM- majority with MAC infections PD patients infected with MAC ❑ Regimen tolerability✓ Dosing to date support a tolerable profile ❑ Emergence of resistance even with ✓ SPR720 in vitro data suggest low evidence combination therapy of emergence of resistance when used in combination with current oral SOC agents ❑ Limited efficacy in current SOC 14

Areas of Ongoing Focus for SPR720 Clinical Development

Question		Study
Does SPR720 reduce MAC bacterial burden and demonstrate tolerability in 1st line patients?	→	Phase 2a PoC study intended to *determine SPR720 monotherapy activity in MAC infected patients*
Does SPR719 (active moiety of SPR720) get to the site of infection?	→	Phase 1 HV BAL study to *understand exposure in lung*
Does SPR720 exposure change when co-administered with primary SOC agents?	→	Phase 1 HV and HFIM SOC combo studies to *explore potential for therapeutic effectiveness when used with AZM and EMB*
Does SPR720 provide a better resistance profile when used with SOC agents?	→	*In vitro* studies to evaluate resistance profile

HV: Healthy volunteers; BAL: Bronchoalveolar lavage; HFIM: Hollow fiber infection model;

SPERO THERAPEUTICS 15

Phase 2a Designed to Achieve SPR720 Proof-of-Concept • Study SPR720-202 (NCT05496374): Phase 2a study in NTM-PD A study to evaluate the efficacy, safety, tolerability, and pharmacokinetics of SPR720, as compared with placebo for the treatment of patients with mycobacterium avium complex (MAC) pulmonary disease Endpoints Treatment Population Treatment Groups Primary Endpoint: Placebo 1. The rate of change in log 10 Treatment-naïve/ SPR720 (500 mg) R Colony Forming Units per experienced (non- patients milliliter (CFU/ml) SPR720 (1000 mg) refractory) patients with randomized 1:1:1 NTM due to M. avium Secondary Endpoints: (blinded) complex 1. The rate of change in time SPR720 (1000 mg) to positivity (TTP) 25 patients enrolled Intense PK SPR720 (500 mg BID) 2. Safety & tolerability 56 Days of Dosing sub-study (open label) 3. Plasma PK BID: twice daily; MAC: Mycobacterium avium complex; NTM-PD: non-tuberculous mycobacterial pulmonary disease; PK: pharmacokinetics 16

Phase 2a Focused on Non-refractory Patients Future indication SPR720 is currently being developed for treatment-naïve and expansion possibility in ➔ treatment-experienced non-refractory patients with MAC infection refractory NTM-PD Treatment-experienced Treatment-naïve Refractory non-refractory Never received SOC multidrug Received SOC multidrug Received multidrug SOC treatment for NTM-PD treatment for NTM-PD and treatment for NTM-PD, but successfully converted cultures after 6 months of therapy, to negative fail to convert cultures to negative Culture conversion defined as: 3 consecutive lower respiratory cultures, obtained 1 month apart, negative for acid-fast bacilli (AFB) SOC: Standard-Of-Care 17 17

SPR720 Efficacy Will be Evaluated via CFU and TTP Assays 3-4 wk incubation Decreasing values indicate lowering of NTM burden Diluted sputum inoculated Visually count colonies Time of sample collection on culture plate Sputum Increasing values indicate lowering Assay device incubates and of NTM burden detects growth Time of sample collection Diluted sputum inoculated Assay device automatically in liquid medium records time to positive growth signal 18 Danho, Rabi et al., CHEST, Volume 161, Issue 2, 370 - 372 Time to positive signal # of colonies

Spero Plans to Share a Comprehensive Dataset in the Fourth Quarter

Question	Study	We hope to see
Does SPR720 reduce NTM bacterial burden and demonstrate tolerability in 1st line patients?	Phase 2a PoC study to *determine SPR720 monotherapy activity in MAC infected patients*	1) Numerical difference in key quantitative bacterial burden metrics 2) A well tolerated dosing regimen
Does SPR719 (active moiety of SPR720) get to the site of infection?	Phase 1 HV BAL Study to *understand exposure potential in lung*	Higher concentration of active drug in epithelial lining fluid and alveolar macrophages compared to plasma
Does SPR720 exposure change when co-administered with primary SOC agents?	Phase 1 HV and HFIM SOC combo studies to *explore potential for therapeutic effectiveness when used with AZM and EMB*	Consistent SPR719 plasma PK when SPR720 is administered as a monotherapy vs in combination with SOC agents
Does SPR720 provide a better resistance profile when used with SOC agents?	*In vitro* resistance study to *demonstrate lack of resistance development*	1) Low SMF values for SPR719 monotherapy 2) Ability of SPR719 to suppress resistance to SOC drugs

SMF: spontaneous mutation frequency; HV: Healthy volunteers; BAL: Bronchoalveolar lavage; HFIM: Hollow fiber infection model;

SPERO THERAPEUTICS
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Tebipenem HBr Oral Carbapenem

cUTI Patients Often Cycle through Multiple Therapies

Lack of effective oral treatment options has resulted in increased -

- Outpatient visits
- Emergency department visits
- Unwarranted outpatient IV use
- Unnecessary hospitalizations
- Hospital days
- Home health and long-term care stays post-hospitalization

All translating to patient suffering and high financial burden

Tebipenem, in development to offer an oral alternative to cUTI patients


2nd line Oral
(Resistant/ Failed)
IV Therapy/ 3rd line Oral
(Resistant/ Failed)

Annual cUTI treatment episodes estimated to be 3.4M[1]

SPERO THERAPEUTICS

IV: intravenous; tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994); UTI: urinary tract infection
1. GSK Epidemiology data - fy-2023-epidemiology-report.xlsx (live.com)

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Tebipenem HBr: Potential to Reduce Treatment Burden for cUTI Patients, if Approved

Potential first-to-market oral carbapenem

- Potential treatment of complicated UTI in outpatient setting vs current hospitalized setting
- Expand prescriber base beyond infectious disease specialists
- Robust IP through 2038
- QIDP designation

Phase 3 enrolling

- PIVOT-PO trial protocol approved under FDA Special Protocol Assessment (SPA)
- Enrollment began with first patient dosed in Q4 2023
- Global trial with centers in the North and South America, Europe, Africa, and Asia

Global commercial partnership

- Out-licensed global commercial rights (except Japan and certain other Asian countries) to GSK
- Robust financial terms including developmental, regulatory, and commercial milestones, as well as tiered sales royalties

SPERO THERAPEUTICS

IP: intellectual property; tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994); QIDP: qualified infectious disease product; SPA: Special Protocol Assessment (by FDA); UTI: urinary tract infection

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Phase 3 Clinical Trial PIVOT-PO: Pivotal Design

Study Tebipenem HBr (NCT06059846): Phase 3 Clinical Trial in cUTI

A Phase 3, Randomized, Double-blind, Double-dummy, Multi-center Study to Assess the Efficacy and Safety of Orally Administered Tebipenem Pivoxil Hydrobromide (TBP-PI-HBr), Compared to Intravenously Administered Imipenem-cilastatin in Patients with Complicated Urinary Tract Infection (cUTI) or Acute Pyelonephritis (AP)

Treatment Population

Patients with a diagnosis of cUTI (incl. AP)
Approximately 2648 patients
(Stratified by age, baseline diagnosis, etc.)
7-10 Days of Dosing

R

patients randomized 1:1 (blinded)

Treatment Arms

- TBP-PI-HBR (600 mg) orally and "dummy" infusion IV, every 6 hours, days 1-10 (n=1324)
- Imipenem-cilastatin (500 mg) IV and matched "dummy" tablets, orally every 6 hours, days 1-10, (n=1324)

Endpoints

Primary Endpoint:

Overall response at TOC in micro-ITT population

Primary Analysis:

Assessment of non-inferiority (NI) in micro-ITT population, based on a 10% NI margin

Entered FDA Special Protocol Assessment Agreement (SPA):

The FDA has indicated that positive and persuasive results from PIVOT-PO, along with previously completed studies, could be sufficient to support approval of tebipenem HBr as a treatment for cUTI, including pyelonephritis, for a limited use indication

SPERO THERAPEUTICS

AP: acute pyelonephritis; cUTI: complicated urinary tract infection; NI: non-inferiority; TBP-PI-HBr/tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994)

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Exclusive License Agreement with GSK for Tebipenem HBr and Equity Investment Global Collaboration (ex-Asia) Financial Terms • Spero is responsible for execution and Received $66 Million upfront and $9 Million in common stock investment costs of the Tebipenem HBr Phase 3 in Received $30 Million upon SPA agreement with the FDA the United States Upon FPFD, Spero qualified to receive $95 Million in development • GSK received exclusive license to: milestones payable in equal installments over two years • Develop Tebipenem in territories Spero is eligible to receive up to $400 Million in additional potential regulatory, outside of United States (not including Japan and certain other commercial and sales milestone payments, as well as royalties Asian countries where rights are o $25 Million to be paid upon GSK’s submission of tebipenem HBr’s New Drug held by Meiji Seika); and Application (NDA) o Up to $150 million in potential commercial milestones based on first • Obtain regulatory approval and commercial sales (US/EU) commercialize tebipenem HBr in all territories, except Meiji Seika o Up to $225 million in sales related milestone payments Territories o Spero to receive tiered low-single digit to low-double digit (if sales exceed $1 billion) tiered royalties on net product sales FPFD: first patient first dose. SPA: Special Protocol Assessment 24

SPR206 Direct Acting IV Potentiator

SPR206: Ongoing Clinical Development Lends Potential to Address Significant Unmet Need

- Innovative, investigational IV direct-acting polymyxin antibiotic
- Destabilization of phospholipids and lipopolysaccharides (LPS) present
- Increased permeability, cell membrane disruption, bacterial cell death
- Received FDA Fast Track designation

Current standard of care involves drug combinations that are often associated with nephrotoxicity

Preclinical Studies ✓

Support increased efficacy beyond traditional antibiotics and potential for single agent activity

SAD/MAD Phase 1 Trial[1] ✓

No evidence of nephrotoxicity at predicted therapeutic dose levels

Bronchoalveolar Lavage Phase 1 Trial[2] ✓

Well-tolerated and achieved lung exposures consistent with predicted therapeutic levels

Renal Impairment Phase 1 Trial[3] ✓

Supportive of renal dosing in subsequent trials for patients impacted by differences in renal function

Next Steps: Phase 2 HABP/VABP Proof of Concept Study[4]

SPR206 has potential to fulfill unmet need for a well tolerated, efficacious therapeutic against carbapenem-resistant pathogens

SPERO THERAPEUTICS

HABP: hospital-acquired bacterial pneumonia; MAD: multiple ascending dose; SAD: single ascending dose; VABP: ventilator-associated bacterial pneumonia. 1. Bruss J, et al. Antimicrob Agents Chemother 2021;65:e0073921; 2.Rodvold KA, et al. Antimicrob Agents Chemother 2023;67:e0042623. 3. Bruss JB, et al. Antimicrob Agents Chemother 2023;67:e0050523; 4. Contingent on non-dilutive funding availability.

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Leadership Team Sath Shukla Esther Rajavelu Timothy Keutzer James Brady President and Chief Executive Chief Financial Officer Chief Operating Officer Chief Human Resource Officer Officer Chief Business Officer • Previously, Spero’s Chief Development • Prior CHRO at uniQure Therapeutics; • Prior CFO at Spero Therapeutics; Prior Officer Vice President, Human Resources at • Over two decades of life science CFO at Ziopharm Oncology; VP and Intarcia Therapeutics sector experience, combining equities • Prior VP Program and Portfolio Global Head of Corporate Finance at research, investment banking, strategy Management, Cubist• Over 30 years of senior human Vertex consulting, and M&A resources leadership with over 17 • Extensive antibiotic development • Over 20 years of financial leadership, years in the life science space • Prior CFO at Fulcrum Therapeutics. experience from pre-clinical to executing within commercial and Senior equity research analyst at UBS, approval clinical companies Oppenheimer and Deutsche Bank. Healthcare Investment Banker at Bank • Over 30 years in the pharmaceutical of America Merrill Lynch industry 27

Thank You